Financial Results by Quarter (Unaudited)	12 Months Ended
Sep. 30, 2013
Financial Results by Quarter (Unaudited) [Abstract]
Financial Results by Quarter
Financial Results by Quarter (Unaudited)

Fiscal 2013	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(In millions, except per share data)
Net sales	$2,287.1	$2,324.9	$2,448.3	$2,485.1
Gross profit	409.5	385.2	496.7	555.1
Restructuring and other costs, net	16.1	12.4	23.5	26.0
Loss on extinguishment of debt	(0.2)	(0.1)	—	—
Income before income taxes	141.7	109.1	203.1	256.8
Consolidated net income	86.9	325.6	141.7	178.3
Net income attributable to Rock-Tenn Company shareholders	86.0	324.7	140.1	176.5
Basic earnings per share attributable to Rock-Tenn Company shareholders	1.20	4.51	1.94	2.45
Diluted earnings per share attributable to Rock-Tenn Company shareholders	1.18	4.45	1.91	2.40

Fiscal 2012	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(In millions, except per share data)
Net sales	$2,267.7	$2,282.9	$2,303.2	$2,353.8
Gross profit	392.2	360.8	359.8	419.9
Restructuring and other costs, net	10.3	28.1	13.7	23.1
Loss on extinguishment of debt	—	(19.5)	(0.1)	(6.3)
Income before income taxes	124.4	53.3	90.6	120.8
Consolidated net income	76.8	32.7	59.3	83.4
Net income attributable to Rock-Tenn Company shareholders	76.7	31.9	58.2	82.3
Basic earnings per share attributable to Rock-Tenn Company shareholders	1.08	0.45	0.82	1.15
Diluted earnings per share attributable to Rock-Tenn Company shareholders	1.06	0.44	0.81	1.14

We computed the interim earnings per common and common equivalent share amounts as if each quarter was a discrete period. As a result, the sum of the basic and diluted earnings per share by quarter will not necessarily total the annual basic and diluted earnings per share.

Consolidated net income in the second quarter of fiscal 2013 financial results by quarter (unaudited) table is impacted by the reversal of $254.1 million of tax reserves related to AFMC acquired in the Smurfit-Stone Acquisition that were partially offset by a resulting increase in a state tax valuation allowance of $1.2 million. Basic and diluted earnings per share attributable to Rock-Tenn Company shareholders were increased approximately $3.51 and $3.47 per share, respectively, in the second quarter of fiscal 2013 in connection with the benefit. Income before income taxes in the third quarter of fiscal 2013 financial results by quarter (unaudited) table is impacted by an $11.4 million reduction in amortization expense related to a restructuring and extension of a steam supply contract. Basic and diluted earnings per share attributable to Rock-Tenn Company shareholders were increased approximately $0.10 per share in the third quarter of fiscal 2013. Income before income taxes in the fourth quarter of fiscal 2013 financial results by quarter (unaudited) table is impacted by income of $12.2 million related to recording an additional value of spare parts at our containerboard mills acquired in the Smurfit-Stone Acquisition, a $9.2 million gain related to the termination of a steam supply contract at our Solvay, NY recycled containerboard mill, net of boiler start-up costs and $8.0 million gain related to a partial insurance settlement of property damage claims associated with the prior year Demopolis, AL bleached paperboard mill. Basic and diluted earnings per share attributable to Rock-Tenn Company shareholders were increased approximately $0.26 per share in the fourth quarter of fiscal 2013 for the before mentioned items.

Income before income taxes in the fourth quarter of fiscal 2012 financial results by quarter (unaudited) table is impacted by $18.2 million received in connection with the termination and settlement of a paperboard supply agreement, net of legal fees in the period. Basic and diluted earnings per share attributable to Rock-Tenn Company shareholders were increased approximately $0.16 per share in the fourth quarter of fiscal 2012 in connection with the settlement.